UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2014

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.

South San Francisco, California 94080

(Address of principal executive offices, and including zip code)

(650) 837-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 10, 2014, Jeffrey J. Hessekiel, J.D., was appointed as Executive Vice President and General Counsel of Exelixis, Inc. (“Exelixis”). Concurrently with the effectiveness of the appointment of Mr. Hessekiel, Pamela A. Simonton, J.D., LL.M., became Executive Vice President of Exelixis pursuant to Ms. Simonton’s employment agreement with Exelixis described in Exelixis’ Current Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2013. A copy of such employment agreement was included as Exhibit 10.4 to Exelixis’ Quarterly Report on Form 10-Q for the quarterly period ended September 27, 2013 filed with the Securities and Exchange Commission on October 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EXELIXIS, INC.

Date: February 12, 2014	/s/ James B. Bucher
James B. Bucher Vice President, Corporate Legal Affairs and Secretary